UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
July 26, 2017
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 Elliott Avenue West
Seattle, WA	98119
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On July 26, 2017, F5 Networks, Inc. issued a press release regarding its financial results for the third quarter ended June 30, 2017. The press release is attached hereto as Exhibit 99.1. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 24, 2017, Edward J. Eames, Executive Vice President and Chief Operations Officer of F5 Networks, Inc. (the "Company") informed the Company of his plans to retire following the end of the Company's fiscal year 2017, which is September 30, 2017.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

99.1	Press Release of F5 Networks, Inc. announcing quarterly earnings dated July 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: July 26, 2017	By:	/s/ François Locoh-Donou
François Locoh-Donou
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of F5 Networks, Inc. announcing quarterly earnings dated July 26, 2017.